UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6872

Date of fiscal year end:  October 31, 2018

Date of reporting period:  October 31, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2018

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of October 31, 2018, the net asset value (“NAV”) of the Fort Pitt Capital Total Return Fund (the “Fund”) was $25.81 per share.  Total return for the fiscal year ended October 31, 2018 (including a $0.5624 per share dividend paid in December 2017), was 3.51%.  This compares with a total return of 6.74% for the unmanaged Wilshire 5000 Total Market IndexSM (“Wilshire 5000”) and 7.35% for the S&P 500® Index (“S&P 500”) for the same period.

Broad performance themes for fiscal 2018 repeated from the previous year, with the “growth” investment style again trouncing the “value” style. The Russell 1000 Growth Index, which is a proxy for growth stocks, returned approximately 11% for the year, far outpacing the 3% total return of the Russell 1000 Value Index. The fiscal year 2018 marked the sixth year in the last 10 that growth outperformed value, with cumulative outperformance totaling 67% over the decade.

Individual stock performance for the year was mixed. Some of our statistically “cheaper” names did well, while others did not. The biggest percentage gainer for the year was CA, Inc. (“CA”), a leading producer of utility software for mainframe computers. At the beginning of fiscal 2018, CA shares sported a price/earnings ratio (P/E) of 12, about 35% below that of the S&P 500. On July 11, Broadcom, Inc. announced it was acquiring CA for $44.50 per share in cash, a 20% premium over the market price. The transaction closed 5 days after the end of the fiscal year.

At the other end of the spectrum was Western Digital, Inc. (“WDC”), a maker of computer memory, and our second largest holding at the beginning of the year. The shares declined 50% in 2018, all the while remaining one of the statistically cheaper names in the S&P 500. The company started the year selling at about 8 times expected earnings, and ended the year in that same range, despite the large share price decline. The company struggled with declining flash memory prices in the latter half of the year, and these declines took their toll on earnings. Longtime shareholders know we’ve seen many cyclical ups and downs in memory prices over the more than 15 years we’ve owned WDC and its predecessor, SanDisk. Flash memory is a “growth commodity.” That is, it suffers from supply and demand cycles that are periodically out of synch, and thus very volatile pricing. Final demand continues to grow at rates more than triple gross domestic product (“GDP”), however. We’re confident that weakness in flash pricing (and WDC earnings) will abate in time, as recent supply increases are absorbed by new demand. We continue to hold the shares.

Other winners in 2018 included Wendy’s Co. (“Wendy’s”) and Abbott Laboratories (“Abbott Labs”). Wendy’s has seen steadily improving same-store sales and profit margins following six years of management effort to remodel both their stores and their menu. They’ve revitalized a classic American brand, and the shares have reflected that fact, returning nearly 17% in fiscal 2018 alone. Abbott Labs, meanwhile, continues to crank out one product innovation after another in the medical device realm. The Freestyle Libre glucose monitor is the most recent example. This device permits nearly continuous blood-sugar monitoring with a painless scan, rather than a fingerstick, for both Type 1 and Type 2 diabetics. Abbott shares gained nearly 30% in fiscal 2018.

Decliners of note included Westlake Chemical Corp. (“Westlake”) and Rockwell Automation, Inc. (“ROK”). Westlake manufactures petrochemicals for packaging and construction applications, using mostly domestic natural gas as a feedstock. The shares suffered in 2018 from concerns over flagging Chinese economic growth and nagging trade issues. Operating cash flow continues to hold up well, however, and management has done a good job integrating their recent Axiall acquisition. We continue to hold the shares despite a 15% decline during the year. Finally, ROK remains one of our

Fort Pitt Capital Total Return Fund

favorite investments, despite a negative return in 2018. Automated manufacturing continues to gain ground worldwide, and we believe ROK leads the way with software and systems integration skills.

Annualized total return for the three years ended October 31, 2018, was 11.74%, compared to 11.26% for the Wilshire 5000 and 11.52% for the S&P 500.  Over the five-year period ended October 31, 2018, the Fund’s annualized total return was 9.53%, while the Wilshire 5000’s annualized return was 10.61% and the S&P 500’s annualized return was 11.34%.  Over the ten-year period ended October 31, 2018, the Fund’s annualized total return was 12.01%, while the Wilshire 5000’s annualized return was 13.34% and the S&P 500’s annualized return was 13.24%.  Since inception on December 31, 2001 through October 31, 2018, the Fund has produced a total return of 8.21% annualized (277.66% cumulative), compared to 7.88% annualized (258.32% cumulative) for the Wilshire 5000 and 7.38% annualized (231.66% cumulative) for the S&P 500.  The annual gross operating expense ratio for the Fund is 1.37%, as indicated in its most recently filed prospectus.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

Last year at this time, we wrote that the U.S. economy was on the march. Economic growth was rising on waves of deregulation and improved business sentiment. Surging corporate earnings lifted U.S. stocks (as measured by the S&P 500) to double-digit gains in 2017. These positive trends remained in place through much of 2018, with the late-breaking exception of the stock market. Beginning in late September, U.S. stocks joined their foreign counterparts in a minor swoon, with the S&P 500 falling about 7 percent in the month of October. Things stabilized somewhat in November, but December has brought new annual lows. Volatility remains elevated as well.

We also wrote last year that the one “fly in the ointment” was the U.S. Federal Reserve. The Fed was busy raising short-term interest rates and shrinking its balance sheet. We said investors needed to pay attention to these policy reversals, as they had the potential to nick the economy. Could the October swoon be signaling that the Fed has now turned the monetary screws enough – that they have tightened to the point where something is about to break in the economy, just as it did in the fall of 2008?

We don’t know. But we do know that Fed Chair Jay Powell is a pragmatist. He will rely on incoming economic data, rather than some preplanned interest rate regime, to chart Fed policy. We also know that 2018 is not 2008 in terms of the basic health of the U.S. banking system. When the dual earthquakes of falling house prices and rising interest rates hit in 2008, they shattered the (already flimsy) banking system. Things are different today. The banking system is better able to withstand tremors. According to the Federal Reserve Bank of New York, the typical domestic bank has 52 percent more equity capital than 10 years ago. The Dodd-Frank regulations have curtailed the silly mortgage lending that led to fragility in 2008. Loan quality, as measured by charge-off ratios, remains near decade highs.

Fort Pitt Capital Total Return Fund

There are cracks in the system. They range from excessive corporate debt to looming student loan defaults to lingering credit troubles at European banks. But they tend to be hiding in plain sight, and therefore largely discounted by markets. There’s an old saying in the market that investors are prisoners of the last cycle – we tend to believe the next downturn will look like the last. No doubt – the economy will get knocked over again, and a recession will happen, but it doesn’t have to look like 2008. It doesn’t have to morph into a generational market panic, a financial crisis and years of economic malaise. Wouldn’t that be a pleasant surprise!

Thank you for your continued support of our Fund.

Charlie Smith
Portfolio Manager

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

The contributors/detractors listed above do not represent all securities purchased or sold during the period. To obtain a list showing the contribution of each holding to overall performance and the calculation methodology, please call 412-921-1822.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance. The Russell 1000 Growth Index and Russell 1000 Value Index measure the performance of the large-cap growth and value segment, respectively of the U.S. equity universe.

It is not possible to invest directly in an index.

The P/E ratio is the current stock price of a company divided by its earnings per share. Theoretically, a stock's P/E tells us how much investors are willing to pay per dollar of earnings. A higher P/E ratio indicates that investors expect higher earnings. However, a stock with a high P/E ratio is not necessarily a better investment than one with a lower P/E ratio, as a high P/E ratio can indicate that the stock is being overvalued.

Operating cash flow is a measure of the amount of cash generated by a company's normal business operations and indicates whether a company can generate sufficient positive cash flow to maintain and grow its operations.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of Fund holdings, please refer to the schedule of investments section of this report.

Fort Pitt Capital Group, LLC is the Advisor to the Fort Pitt Capital Total Return Fund, which is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

Growth of Hypothetical $10,000 Investment at October 31, 2018
vs.
Wilshire 5000 Total Market IndexSM & S&P 500® Index

$37,000
$34,000
$31,000
$28,000
$25,000
$22,000
$19,000
$16,000
$13,000
$10,000
$7,000
$34,995
$34,668
$31,074
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15
Apr-16
Oct-16
Apr-17
Oct-17
Apr-18
Oct-18
Fort Pitt Capital Total Return Fund
S&P 500® Index
Wilshire 5000 Total Market Index℠

	Average Annual Total Return[1]
				Since
				Inception
	One Year	Five Year	Ten Year	12/31/01
Fort Pitt Capital Total Return Fund	3.51%	9.53%	12.01%	8.21%
Wilshire 5000 Total Market IndexSM	6.74%	10.61%	13.34%	7.88%
S&P 500® Index	7.35%	11.34%	13.24%	7.38%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  If it did, total returns would be reduced.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at October 31, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at October 31, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/18 – 10/31/18).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at October 31, 2018 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/18	10/31/18	5/1/18 – 10/31/18
Actual	$1,000.00	$ 995.80	$6.24
Hypothetical	$1,000.00	$1,018.95	$6.31
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at October 31, 2018

COMMON STOCKS – 99.12%	Shares	Value

Apparel Manufacturing – 3.91%
VF Corp.	31,600	$2,619,008

Beverage and Tobacco Product Manufacturing – 3.92%
Wendy’s Co.	152,000	2,620,480

Chemical Manufacturing – 14.07%
Abbott Laboratories	47,100	3,247,074
AdvanSix, Inc.*	732	20,306
Inter Parfums, Inc.	28,436	1,677,440
RPM International, Inc.	30,450	1,862,627
Westlake Chemical Corp.	27,000	1,925,100
Zoetis, Inc.	7,553	680,903
		9,413,450

Computer and Electronic Product Manufacturing – 14.25%
Intel Corp.	49,100	2,301,808
Texas Instruments, Inc.	30,000	2,784,900
Western Digital Corp.	38,667	1,665,388
Xilinx, Inc.	32,600	2,783,062
		9,535,158

Credit Intermediation and Related Activities – 7.34%
Bank of New York Mellon Corp.	16,300	771,479
PNC Financial Services Group, Inc.	20,500	2,634,045
Synchrony Financial	52,000	1,501,760
		4,907,284

Fabricated Metal Product Manufacturing – 2.94%
Parker-Hannifin Corp.	12,950	1,963,608

Insurance Carriers and Related Activities – 7.10%
Arthur J. Gallagher & Co.	41,300	3,056,613
Loews Corp.	36,350	1,692,456
		4,749,069

Machinery Manufacturing – 2.40%
II-VI, Inc.*	43,150	1,606,475

Miscellaneous Manufacturing – 7.66%
Medtronic PLC#	26,900	2,416,158
Resideo Technologies, Inc.*	3,050	64,202
Rockwell Automation, Inc.	16,050	2,643,916
		5,124,276

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2018

COMMON STOCKS – 99.12% (Continued)	Shares	Value

Paper Manufacturing – 3.08%
Kimberly-Clark Corp.	19,750	$2,059,925

Petroleum and Coal Products Manufacturing – 2.14%
BP PLC – ADR	33,000	1,431,210

Professional, Scientific, and Technical Services – 3.01%
NetScout Systems, Inc.*	79,800	2,015,748

Publishing Industries (except Internet) – 8.24%
CA, Inc.	40,000	1,774,400
Microsoft Corp.	35,000	3,738,350
		5,512,750

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 2.76%
Charles Schwab Corp.	40,000	1,849,600

Telecommunications – 6.89%
AT&T, Inc.	66,800	2,049,424
Verizon Communications, Inc.	44,800	2,557,632
		4,607,056

Transportation Equipment Manufacturing – 9.09%
Boeing Co.	9,600	3,406,656
Garrett Motion, Inc.*	1,830	27,761
Honeywell International, Inc.	18,300	2,650,206
		6,084,623

Utilities – 0.32%
Kinder Morgan, Inc.	12,693	216,035
TOTAL COMMON STOCKS
(Cost $35,567,558)		66,315,755

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2018

SHORT-TERM INVESTMENTS – 0.84%	Shares	Value

Money Market Funds – 0.84%
Invesco STIT – Government & Agency Portfolio –
Institutional Class, 2.08%† (Cost $562,249)	562,249	$562,249

Total Investments
(Cost $36,129,807) – 99.96%		66,878,004
Other Assets in Excess of Liabilities – 0.04%		26,047
NET ASSETS – 100.00%		$66,904,051

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield at October 31, 2018.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2018

ASSETS
Investments, at market value (cost $36,129,807)	$66,878,004
Receivables:
Receivables for Fund shares sold	2,594
Dividends and interest receivable	124,753
Prepaid expenses	6,058
Total assets	67,011,409

LIABILITIES
Due to advisor	50,111
Fund shares redeemed	2,000
Administration and fund accounting fees	12,595
Audit fees	20,500
Transfer agent fees and expenses	10,994
Legal fees	1,107
Custody fees	2,665
Shareholder reporting fees	4,134
Chief Compliance Officer fee	1,500
Accrued expenses	1,662
Trustee fees and expenses	90
Total liabilities	107,358

NET ASSETS	$66,904,051

COMPONENTS OF NET ASSETS
Paid-in capital	$32,029,971
Total distributable earnings	34,874,080
Total net assets	$66,904,051
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,591,763
Net Asset Value, Redemption Price and Offering Price Per Share+	$25.81

+	A charge of 2% is charged on the redemption proceeds of shares held for 180 days or less.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the year ended October 31, 2018

INVESTMENT INCOME

Income
Dividends (net of issuance fees of $660)	$1,550,296
Interest	25,788
Total investment income	1,576,084

Expenses
Advisory fees (Note 4)	722,780
Administration and fund accounting fees (Note 4)	79,372
Transfer agent fees and expenses (Note 4)	69,132
Audit fees	20,900
Registration fees	20,551
Custody fees (Note 4)	15,892
Trustee fees and expenses	13,660
Legal fees	10,219
Shareholder reporting	9,629
Chief Compliance Officer fees (Note 4)	9,000
Miscellaneous expense	5,816
Insurance expense	2,146
Total expenses before fee waiver	979,097
Less: fee waiver from Advisor (Note 4)	(82,850)
Net expenses	896,247
Net investment income	679,837

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	3,557,693
Change in unrealized appreciation on investments	(1,519,942)
Net realized and unrealized gain on investments	2,037,751
Net increase in net assets resulting from operations	$2,717,588

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS
Net investment income	$679,837	$657,790
Net realized gain on investments	3,557,693	889,029
Change in unrealized appreciation on investments	(1,519,942)	13,943,422
Net increase in net assets resulting from operations	2,717,588	15,490,241

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(643,274)	(560,958)
Net realized gains	(889,030)	(1,575,712)
Total distributions	(1,532,304)	(2,136,670)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,048,089	5,067,980
Proceeds from shares issued in reinvestment of dividends	1,528,886	2,129,747
Cost of shares redeemed*	(9,595,707)	(8,204,641)
Net decrease in net assets resulting
from capital share transactions	(4,018,732)	(1,006,914)
Total increase/(decrease) in net assets	(2,833,448)	12,346,657

NET ASSETS
Beginning of year	69,737,499	57,390,842

End of year	$66,904,051	$69,737,499 **

CHANGES IN SHARES OUTSTANDING
Shares sold	152,969	222,352
Shares issued in reinvestment of dividends	58,355	97,293
Shares redeemed	(357,190)	(350,069)
Net decrease in Fund shares outstanding	(145,866)	(30,424)
Shares outstanding, beginning of year	2,737,629	2,768,053
Shares outstanding, end of year	2,591,763	2,737,629

*	Net of redemption fees of $1,620 and $4,438, respectively.
**	Includes accumulated undistributed net investment income of $531,653.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

	For the Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$25.47	$20.73	$20.63	$21.07	$19.39
Income from
investment operations:
Net investment income	0.26	0.24	0.18	0.16	0.17
Net realized and unrealized
gain on investments	0.65	5.27	0.95	0.09	2.01
Total from
investment operations	0.91	5.51	1.13	0.25	2.18
Less dividends:
Dividends from
net investment income	(0.24)	(0.20)	(0.17)	(0.16)	(0.18)
Dividends from
net realized gains	(0.33)	(0.57)	(0.86)	(0.53)	(0.32)
Total dividends	(0.57)	(0.77)	(1.03)	(0.69)	(0.50)
Redemption fees#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$25.81	$25.47	$20.73	$20.63	$21.07
Total return[1]	3.51%	27.18%	5.97%	1.28%	11.58%
Supplemental data and ratios:
Net assets, end of year	$66,904,051	$69,737,499	$57,390,842	$58,135,002	$54,310,392
Ratio of net expenses
to average net assets:
Before fee waivers	1.35%	1.37%	1.41%	1.41%	1.43%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	0.83%	0.87%	0.71%	0.64%	0.67%
After fee waivers	0.94%	1.00%	0.88%	0.81%	0.86%
Portfolio turnover rate	4%	5%	5%	6%	12%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2018

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 180 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended October 31, 2018, the Fund retained $1,620 in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 8 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support,
Waste Management	$1,501,760	$—	$—	$1,501,760
Finance and Insurance	10,004,193	—	—	10,004,193
Information	10,119,806	—	—	10,119,806
Manufacturing	37,945,380	—	—	37,945,380
Professional, Scientific,
and Technical Services	2,015,748	—	—	2,015,748
Utilities	216,035	—	—	216,035
Wholesale Trade	4,512,833	—	—	4,512,833
Total Common Stocks	66,315,755	—	—	66,315,755
Short-Term Investments	562,249	—	—	562,249
Total Investments	$66,878,004	$—	$—	$66,878,004

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at October 31, 2018, the end of the reporting period. During the year ended October 31, 2018, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement(“ ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2018, Fort Pitt Capital Group, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.  For the year ended October 31, 2018, the Fund incurred $722,780 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) to 1.24% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2018, the Advisor reduced its fees in the amount of $82,850; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $262,787 at October 31, 2018. Cumulative expenses subject to recapture expire as follows:

Expiration	Amount
10/31/19	$97,647
10/31/20	82,290
Nov. 2020 – Oct. 2021	82,850
$262,787

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended October 31, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$79,372
Transfer Agency (a)	20,181
Custody	15,892
Chief Compliance Officer	9,000

(a)	Does not include out-of-pocket expenses

At October 31, 2018, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$12,595
Transfer Agency (a)	3,381
Custody	2,665
Chief Compliance Officer	1,500

(a)	Does not include out-of-pocket expenses

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,516,774 and $6,816,118, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2018 and the year ended October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Ordinary income	$647,797	$560,958
Long-term capital gains	884,507	1,575,712

As of October 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$36,129,807
Gross tax unrealized appreciation	31,181,776
Gross tax unrealized depreciation	(433,579)
Net tax unrealized appreciation	30,748,197
Undistributed ordinary income	673,727
Undistributed long-term capital gain	3,452,156
Total distributable earnings	4,125,883
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$34,874,080

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Equity Securities Risks: The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Interest Rate Risks: The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•	Credit Risk: An issuer may not make timely payments of principal and interest or to otherwise honor its obligations.

•
Foreign Securities Risk: Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
American Depositary Receipts Risks: Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Small- and Medium-Capitalization Company Risks: The risks associated with investing in small- and medium-capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

NOTE 8 – SUBSEQUENT EVENT

The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018. The Board appointed Mr. Jeffrey T. Rauman, Senior Vice President, U.S. Bancorp Fund Services, LLC, as the new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting. During the interim period, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust were authorized to carry out the duties of the President.

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Fort Pitt Capital Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fort Pitt Capital Total Return Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 28, 2018

Fort Pitt Capital Total Return Fund

NOTICE TO SHAREHOLDERS at October 31, 2018 (Unaudited)

For the year ended October 31, 2018, the Fort Pitt Capital Total Return Fund designated $647,797 as ordinary income and $884,507 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2018, certain dividends paid by the Fort Pitt Capital Total Return Fund may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fort Pitt Capital Total Return Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2018 was 100%.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee,
(age 72)		term;	Delta Housing Corporation		Advisors
615 E. Michigan Street		since	(collegiate housing		Series Trust
Milwaukee, WI 53202		March	management) (2012 to		(for series
		2014.	present); Trustee and Chair		not affiliated
			(2000 to 2012), New Covenant		with the
			Mutual Funds (1999 to 2012);		Fund);
			Director and Board Member,		Independent
			Alpha Gamma Delta Foundation		Trustee from
			(philanthropic organization)		1999 to
			(2005 to 2011).		2012, New
Covenant
Mutual
Funds (an
open-end
investment
company
with 4
portfolios).

David G. Mertens	Trustee	Indefinite	Retired; formerly Managing	1	Trustee,
(age 58)		term*;	Director and Vice President,		Advisors
615 E. Michigan Street		since	Jensen Investment Management,		Series Trust
Milwaukee, WI 53202		March	Inc. (a privately-held investment		(for series
		2017.	advisory firm) (2002 to 2017).		not affiliated
with the
Fund).

George J. Rebhan	Chairman	Indefinite	Retired; formerly President,	1	Trustee,
(age 84)	of the	term;	Hotchkis and Wiley Funds		Advisors
615 E. Michigan Street	Board and	since	(mutual funds) (1985 to 1993).		Series Trust
Milwaukee, WI 53202	Trustee	May			(for series
		2002.			not affiliated
with the
Fund);
Independent
Trustee from
1999 to
2009,
E*TRADE
Funds.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Five Years(3)

Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly President,	1	Trustee,
(age 71)		term;	CEO, U.S. Bancorp Fund		Advisors
615 E. Michigan Street		since	Services, LLC (May 1991 to		Series Trust
Milwaukee, WI 53202		January	July 2017); formerly, Manager,		(for series
		2018.	U.S. Bancorp Fund Services,		not affiliated
			LLC (1998 to July 2017).		with the
Fund).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	1	Trustee,
(age 59)		term*;	(financial consulting firm)		Advisors
615 E. Michigan Street		since	(1998 to present).		Series Trust
Milwaukee, WI 53202		January			(for series
		2016.			not affiliated
with the
Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company
with 15
portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010 to
2016.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 57)	President,	term;	U.S. Bancorp Fund Services, LLC (October
615 E. Michigan Street	Treasurer	since	1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 47)	Treasurer	term;	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 61)	President,	term;	and Vice President, U.S. Bank N.A. (February 2008
615 E. Michigan Street	Chief	since	to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 31)	President	term;	(July 2013 to present); Proxy Voting Coordinator and
615 E. Michigan Street	and	since	Class Action Administrator, Artisan Partners Limited
Milwaukee, WI 53202	Secretary	December	Partnership (September 2012 to July 2013).
2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-688-8775.

Fort Pitt Capital Total Return Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, LLC
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report has been prepared for shareholders and may be
distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2018 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q. The Fund’s Forms N-Q are available without charge, upon request, by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$16,900	$16,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/ Jeffrey T. Rauman
  Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  1/3/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeffrey T. Rauman
  Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  1/3/19

By (Signature and Title)*  /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  1/3/19

* Print the name and title of each signing officer under his or her signature.